CLIC5852
HUTS/FD/17-12-09

Convention de licence
Non-exploitation et brevet de tiers

ENTRE

La Région wallonne,

Représentée par Monsieur Jean-Marc NOLLET,
Vice-président et Ministre du Développement durable et de la Fonction publique
Place des Célestines, 1 à 5000 - NAMUR

Ci-après dénommée la RÉGION,

D'UNE PREMIÈRE PART,

ValiRx Plc, 24 Greville Street, London EC1N 8SS, Royaume-Uni
Représentée par Dr George Morris, Director and Chief Operating Officer

Ci-après dénommée le DONNEUR DE SOUS-LICENCE,

D'UNE DEUXIEME PART,

ET

ValiBio SA, sise Avenue Georges Lemaître, 25 à 6041 GOSSELIES
Représentée par Patrick J. Rousseau, Administrateur délégué,

Ci-après dénommée l'ENTREPRISE,

D'UNE TROISIEME PART,

IL EST EXPOSÉ CE QUI SUIT :

CHROMA THERAPEUTICS Limited, 92, Milton Park Abingdon, Oxfordshire OX14 4RY, Royaume-Uni est le titulaire du brevet WO 2005/019826 A1 du 3 mars 2005 ayant pour titre « Detection of Histone Modification in Cell-Free Nucleosomes » ;

Ci après dénommé le BREVET.

Le DONNEUR DE SOUS-LICENCE est le titulaire d'une licence sur le BREVET, par le contrat conclu le 3 octobre 2007. Cette licence est ci-après dénommée la LICENCE PRIMAIRE.

L'ENTREPRISE a introduit auprès de la REGION une demande d'avance récupérable, ci-après dénommée l'AVANCE, pour un projet de recherche intitulé « Diagnostic du cancer colorectal par nucleosomics ».
Pour réaliser ce projet, elle doit utiliser des éléments faisant l'objet de la LICENCE PRIMAIRE et donc du BREVET.
Par conséquent le DONNEUR DE SOUS-LICENCE lui a concédé une licence exclusive sur la LICENCE PRIMAIRE, par le contrat signé le 18 janvier 2008. Cette licence est ci-après dénommée la LICENCE SECONDAIRE.

Les dispositions légales, réglementaires et contractuelles applicables à l'AVANCE prévoient en substance que l'ENTREPRISE transfère, dans un certain nombre de cas, les droits réels sur les résultats de la recherche financée, à la RÉGION ou à toute entité désignée par celle-ci. Ce transfert a lieu, notamment lorsque l'ENTREPRISE :
- renonce à l'AVANCE en cours de recherche ;
- décide de ne pas exploiter les résultats ;
- renonce à poursuivre l'exploitation des résultats ;
- est déclarée en faillite ;
- fait l'objet d'une procédure de réorganisation judiciaire ou d'une mise en liquidation.

Dans les cas précités, la poursuite de l'exploitation des résultats ne peut s'envisager que si l'entité à laquelle sont transférés les droits d'exploitation bénéficie en même temps des droits sur le BREVET stipulés dans la LICENCE SECONDAIRE.

EN FOI DE QUOI IL EST CONVENU CE QUI SUIT :

1. Dans tout cas où, en vertu des dispositions légales, réglementaires ou contractuelles applicables à l'AVANCE, l'ENTREPRISE transfère à la REGION ou à toute entité désignée par celle-ci les droits réels sur les résultats de la recherche financée par l'AVANCE, le DONNEUR DE SOUS-LICENCE accorde à la REGION ou à l'entité visée une licence d'exploitation du BREVET et la LICENCE PRIMAIRE, suivant les modalités stipulées ci-après.

   Le DONNEUR DE SOUS-LICENCE déclare connaître les divers cas où le transfert visé à l'alinéa 1er s'opère.

2. La REGION négocie et détermine seule, avec toute entité intéressée, les modalités globales suivant lesquelles elle lui cède ou lui concède des droits d'exploitation sur les résultats.

   La licence d'exploitation que le DONNEUR DE SOUS-LICENCE accorde à l'entité visée est exclusive et porte au moins sur les droits stipulés dans la LICENCE SECONDAIRE. Sa contrepartie financière ne peut être supérieure à celle qui est stipulée dans la LICENCE SECONDAIRE, sauf accord de la REGION.

3. La LICENCE SECONDAIRE est conclue sous la condition résolutoire de la conclusion de la licence d'exploitation visée aux points 1. et 2. ci-avant.

4. Au cas où le DONNEUR DE SOUS-LICENCE envisage de renoncer à la LICENCE PRIMAIRE, il en informe la REGION et l'ENTREPRISE au préalable. Dans les 90 jours qui suivent la réception de cette information, la REGION peut demander au DONNEUR DE SOUS LICENCE qu'il lui transfère la titularité de la LICENCE PRIMAIRE, à titre gratuit et par préférence à tout autre candidat. Dès que le transfert est effectif, la REGION prend à sa charge les frais relatifs aux procédures de dépôt, défense ou maintien de la LICENCE PRIMAIRE.

5. Le DONNEUR DE SOUS-LICENCE et l'ENTREPRISE adressent la correspondance relative à l'exécution de la présente convention et destinée à la REGION à la Direction Générale Opérationnelle - Économie, Emploi et Recherche du Service public de Wallonie, Place de Wallonie 1, bâtiment III à 5100 Jambes. Tout changement d'adresse de la REGION, de l'ENTREPRISE ou du DONNEUR DE SOUS-LICENCE fait l'objet d'une notification écrite aux autres signataires de la présente convention.

6. En cas de contradiction entre la présente convention et d'autres stipulations qui lieraient le DONNEUR DE SOUS LICENCE et l'ENTREPRISE, les stipulations de la présente convention prévalent, même si elles sont antérieures.

7. La présente convention est conclue sous la condition suspensive que la REGION accorde l'AVANCE à l'ENTREPRISE.

8. Chroma Therapeutics propriétaire du BREVET a été informée de l'existence de la LICENCE SECONDAIRE et des dispositions légales, réglementaires ou contractuelles applicables à l'AVANCE ; la lettre jointe en annexe en atteste.

9. La présente convention est régie par le droit belge. Tout litige relatif à son interprétation ou à son exécution est de la compétence des juridictions de Namur.

Fait à Namur, le , en 7 exemplaires, chaque partie reconnaissant en avoir retiré au moins un.

Pour la RÉGION

Jean-Marc NOLLET
Vice-Président
Ministre du Développement durable
et de la Fonction publique

Pour le DONNEUR DE SOUS-LICENCE

George MORRIS
Directeur ValiRx plc

Pour l'ENTREPRISE

Patrick ROUSSEAU
Administrateur délégué
ValiBio s.a.

Annexe : Lettre de Chroma Therapeutics Limited et sa traduction française, certifiée conforme.